As filed with the Securities and Exchange Commission on June 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2013

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2013	3

Chairman’s Letter

Dear Shareholder:

On behalf of the team at DoubleLine, I am pleased to deliver the semi-annual report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the six-month period ending March 31, 2013. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition we discuss the Fund’s total return investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2013

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights

Financial Markets Highlights:

Agency Mortgage Backed Securities (MBS)

The U.S. Agency mortgage market returned -0.25% for the six-month period ending March 31, 2013 according to the Barclays Capital U.S. MBS Index. This six-month period saw U.S. Treasury rates rise and therefore it should come as no surprise that prices on mortgages declined during this period. Due to the rising rate period, 30-year mortgages declined in price more than 15-year mortgages. Similarly, lower coupon mortgages fell in price more than higher coupon mortgages. Both of these facts are generally expected to occur in a rising rate period.

Prepayment speeds decreased over the past six months. Even with the rate rise experienced over the past six months, many mortgage borrowers can refinance into a lower rate mortgage. The fact that prepayment speeds are relatively lower than prior periods when many borrowers had an economic incentive to refinance is due to a combination of the following facts; underwriters have tightened up their underwriting standards and real estate valuations have gone down by 25% over the past few years. Whereas most borrowers can refinance into a lower rate, about half of them would have to put in new money to qualify. Due to the current financial stress, many of these borrowers do not have the resources to refinance. The most likely reason for a dramatic change in prepayments would probably be a result of a change in government policies dealing with mortgages. Currently the mortgage market is dealing with the effects of Home Affordable Refinance Program (HARP) 2.0, which recently was extended through the end of 2015. This policy of HARP 2.0 has increased prepayment rates on certain mortgage coupons. Our belief is that a weakness in housing would encourage additional policy action out of Washington DC. Housing was up by around 5% last year and most assumptions are that it will go up this year by a similar amount. The current environment does not set the stage for additional governmental action, and therefore the risk of faster prepayments appears to be lessened.

Non-Agency Mortgage Backed Securities

During the past six months, two of the original eight Public-Private Investment Program (PPIP) funds continued to liquidate and both of these fund’s assets were absorbed easily by other buyers. This transpired while the eminent domain argument continued moving from San Bernardino, CA to Wayne County, MI to North Las Vegas, NV to Salinas, CA and finally to Brockton, MA. All of these communities are examining the possibility of eminent domain. The eminent domain battle continues in Richmond, CA and North Las Vegas, NV, having already been defeated in Brockton, MA. We wonder how much longer the battle to take investors’ capital will continue. Many investors still believe that the use of this governmental power would damage the housing recovery. DoubleLine is watching developments in this closely because of the potential impact on the non-Agency MBS market.

December 2012, while quiet, had its share of housing market rumors, the most popular one being the creation of another massive refinance program for those borrowers underwater and whose loans are in private label securities. The new loans would be slightly above market and guaranteed by one of the Government-Sponsored Enterprises (GSEs) with the increase in rate as additional insurance premium against the possibility of default. These types of refinance rumors continue but do not appear to have enough momentum or support. As 2013 unfolded, we observed continued reduction in the supply of homes with increasing prices.

The other potential program suggested by the Treasury was a coupon reduction for those homeowners whose loans were in private label securities, had a loan-to-value (LTV) of over 125% and were current for the last twelve months. The Treasury would supplement the coupon difference between the original rate and the current average rate for five years. Thereafter, the borrower’s coupon would stay at the lower rate for the life of the loan, thereby giving in effect a rate

Semi-Annual Report	March 31, 2013	5

Financial Markets Highlights  (Cont.)

modification to someone who was making their payments, but had no hardship other than being underwater. We do not believe this is a well thought-out policy approach.

The non-Agency MBS market has continued to perform well and shrink at the same time. For the six-month period ending 3/31/13, index prices had performed well in comparison with their starting points. The ABX 06-2 AAA Index was up 10.95% and the ABX 07-1 AAA Index was up 6.68%.

The PrimeX Fixed-Rate Mortgage (FRM) 1 Index was up 1.12% for the six-month period ending 3/31/13 and the PrimeX FRM 2 Index was up 3.88% for that same time period.

	Non-Agency MBS Indices Closing Prices
	9/30/2012	3/31/2013	% Change
ABX 06-2 AAA	58.45	69.40	10.95
ABX 07-1 AAA	47.02	53.70	6.68
PrimeX FRM1	109.46	110.58	1.12
PrimeX FRM2	99.58	103.46	3.88
Source: Morgan Stanley

The volume of non-Agency supply for the previous six-month period was impressive even though the overall supply at the end of March was approximately $900 billion. The strong results and strong demand for the product continued in the period. Much of the volume came from a few bank and investor liquidations, as well as some Collateralized Debt Obligations (CDO) and PPIP fund liquidations.

6	DoubleLine Opportunistic Credit Fund

Management Discussion of Fund Performance

Management Discussion of Fund Performance:

The DoubleLine Opportunistic Credit Fund outperformed the Barclays Capital U.S. Aggregate Bond Index over the six-month period ending March 31, 2013. Both Agency and non-Agency MBS holdings outperformed over the period as longer duration fixed-rate Agency CMOs turned in positive price performance despite the rise in interest rates over that time. Agency inverse floating rate securities were down in price, as expected; however, they turned in positive performance due to lower LIBOR rates which helped keep coupon rates high. In non-Agency MBS, all three subsectors of the market turned in positive performance. The alt-A sector of the market was the best performer on both a price and income basis while the prime backed collateral also performed well.

Period 9-30-12 through 3-31-13	Six-Months (Cumulative)
Market Price Return	4.72%
NAV Return	5.09%
Barclays Capital U.S. Aggregate Bond Index	0.09%

Opinions expressed herein are as of March 31, 2013 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doubleline.com/opp-credit-fund-overview.php.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doubleline.com/opp-credit-fund-overview.php or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Semi-Annual Report	March 31, 2013	7

Management Discussion of Fund Performance  (Cont.)

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

ABX Index

The ABX Index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. MBS Index

The Barclays Capital U.S. MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

PrimeX

The PrimeX index is a synthetic credit default swap (CDS) index which references non-Agency, prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced from the 2005, 2006, and 2007 vintages. The vintages separate the PrimeX into four sub indices by cut-off dates and collateral type. The PrimeX Fixed-Rate Mortgage (FRM) 1 and FRM 2 are two of these sub indices that contain specific underlying collateral and vintage types.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provide filing administration for DoubleLine Capital, L.P.

8	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.7%

	BlackRock Senior Income Series,
250,000	Series 2004-1A-B1	1.33%	#^	09/15/2016	249,374

	BlueMountain Ltd.,
1,000,000	Series 2012-2A-C	3.06%	#^	11/20/2024	994,266

	Canyon Capital Ltd,
1,000,000	Series 2012-1A-C	3.10%	#^	01/15/2024	996,968

	Finn Square Ltd,
750,000	Series 2012-1A-B1	3.32%	#^	12/24/2023	738,493
250,000	Series 2012-1A-C	4.12%	#^	12/24/2023	238,435

	LCM LP,
1,500,000	Series 11A-INC	10.00%	#^@	04/19/2022	1,431,516

	Navigare Funding II Ltd.,
1,000,000	Series 2007-2A-D	2.00%	#^	04/17/2021	923,400

	Symphony Ltd.,
500,000	Series 2013-11A-D	4.26%	#^	01/17/2025	505,225

	Total Collateralized Loan Obligations (Cost $5,996,032)				6,077,677

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 1.4%

	JP Morgan Chase Commercial Mortgage Securities Corporation,
43,498,836	Series 2012-CBX-XA	2.04%	# I/O	06/15/2045	4,988,990

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,730,895)				4,988,990

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 54.1%

	Adjustable Rate Mortgage Trust,
4,598,168	Series 2006-1-2A1	3.29%	#	03/25/2036	3,606,323

	Banc of America Alternative Loan Trust,
3,316,097	Series 2005-8-2CB1	6.00%		09/25/2035	2,683,406

	Banc of America Funding Corporation,
4,049,841	Series 2006-A-4A1	3.01%	#	02/20/2036	3,266,152

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	4.81%	#^	06/26/2036	2,751,404
3,820,798	Series 2010-RR6-6A2	5.78%	#^	07/26/2037	3,279,114

	Chaseflex Trust,
4,925,919	Series 2007-1-1A1	6.50%		02/25/2037	3,222,549

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-IA14	5.50%		04/25/2036	1,770,631

	Citigroup Mortgage Loan Trust, Inc.,
2,041,099	Series 2006-8-A4	19.10%	#^ I/F	10/25/2035	2,643,887
4,399,516	Series 2010-9-3A7	9.83%	^	01/25/2036	3,056,595
5,860,374	Series 2010-9-4A3	7.31%	#^	09/25/2035	4,446,389

	Citimortgage Alternative Loan Trust,
6,725,293	Series 2007-A4-IA6	5.75%		04/25/2037	5,719,132
5,327,758	Series 2007-A6-IA16	6.00%		06/25/2037	4,622,807

	Countrywide Alternative Loan Trust,
3,563,988	Series 2005-85CB-2A5	1.30%	#	02/25/2036	2,576,020
752,658	Series 2005-85CB-2A6	20.88%	# I/F	02/25/2036	1,022,147

	Countrywide Home Loans,
8,101,618	Series 2006-HYB1-3A1	2.76%	#	03/20/2036	6,213,086

	Credit Suisse Mortgage Capital Certificates,
6,604,307	Series 2006-5-3A3	6.50%		06/25/2036	3,918,385
1,849,615	Series 2006-9-2A1	5.50%		11/25/2036	1,861,910
2,566,235	Series 2006-9-6A14	6.00%		11/25/2036	2,445,765

	First Horizon Asset Securities, Inc.,
3,382,137	Series 2007-AR3-2A2	5.90%	#	11/25/2037	3,141,022

	GSAA Home Equity Trust,
6,035,275	Series 2007-8-A2	0.55%	#	08/25/2037	4,884,176

	Indymac Mortgage Loan Trust,
3,514,254	Series 2005-AR1-2A1	2.98%	#	11/25/2035	3,116,853

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Indymac Mortgage Loan Trust, (Cont.)
5,601,014	Series 2005-AR23-6A1	4.89%	#	11/25/2035	4,755,774
4,500,000	Series 2007-FLX1-A2	0.38%	#	02/25/2037	4,239,457

	JP Morgan Alternative Loan Trust,
3,659,295	Series 2006-S1-2A5	5.50%		02/25/2021	3,502,075

	JP Morgan Resecuritization Trust,
5,794,131	Series 2011-1-1A10	7.82%	#^	12/26/2036	4,525,598
7,498,724	Series 2011-1-2A10	6.78%	#^	06/26/2037	5,805,850

	Lehman Mortgage Trust,
6,234,717	Series 2007-10-1A1	6.00%		01/25/2038	6,202,633
4,105,464	Series 2007-4-1A3	5.75%		05/25/2037	2,909,466

	Lehman XS Trust,
3,658,517	Series 2005-2-1A2	0.55%	#	08/25/2035	3,372,136

	MASTR Asset Securitization Trust,
3,339,772	Series 2007-2-A3	6.25%		01/25/2038	3,224,287

	Nomura Resecuritization Trust,
5,023,133	Series 2010-2RA-A2	5.50%	^	01/26/2036	4,159,031

	RBSGC Structured Trust,
3,688,481	Series 2008-B-A1	6.00%	^	06/25/2037	3,004,574

	Residential Accredit Loans, Inc.,
3,962,405	Series 2005-AS14-3A1	6.00%		09/25/2035	3,819,535
6,107,445	Series 2005-QS13-2A3	5.75%		09/25/2035	5,448,113
4,262,981	Series 2006-QS10-A1	6.00%		08/25/2036	3,577,304
8,391,670	Series 2006-QS7-A3	6.00%		06/25/2036	6,601,462
2,138,863	Series 2007-QS1-1A1	6.00%		01/25/2037	1,763,924
8,895,439	Series 2007-QS3-A1	6.50%		02/25/2037	7,320,212
3,835,735	Series 2007-QS6-A1	0.53%	#	04/25/2037	2,180,144
4,060,858	Series 2007-QS6-A102	5.75%		04/25/2037	3,096,656
873,799	Series 2007-QS6-A2	53.88%	# I/F	04/25/2037	2,217,049

	Residential Asset Securities Corporation,
2,627,217	Series 2006-EMX2-A2	0.40%	#	02/25/2036	2,455,720
5,090,488	Series 2006-EMX6-A3	0.35%	#	07/25/2036	4,268,708

	Residential Asset Securitization Trust,
2,657,245	Series 2006-A6-1A12	6.90%	# I/F I/O	07/25/2036	854,648
2,558,749	Series 2006-A6-1A9	6.00%		07/25/2036	1,604,586
8,092,660	Series 2007-A2-1A2	6.00%		04/25/2037	7,291,034
4,086,959	Series 2007-A7-A1	6.00%		07/25/2037	3,357,190
2,445,491	Series 2007-A8-1A3	6.00%		08/25/2037	2,100,681

	Residential Funding Mortgage Securities Trust,
3,202,523	Series 2007-S2-A4	6.00%		02/25/2037	3,005,651
3,748,033	Series 2007-S6-1A10	6.00%		06/25/2037	3,448,921
3,000,000	Stru Ms-5379	5.69%	#	03/20/2043	2,846,250

	Structured Adjustable Rate Mortgage Loan Trust,
4,136,754	Series 2006-1-2A2	2.78%	#	02/25/2036	3,537,049

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	4,857,883

	Washington Mutual Mortgage Pass-Through Certificates,
6,778,670	Series 2006-8-A4	6.00%	#	10/25/2036	4,716,887

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $175,302,893)				196,318,241

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 38.7%

	Federal Home Loan Mortgage Corporation,
2,723,300	Series 3211-SI	26.81%	# I/F I/O	09/15/2036	1,858,190
5,652,472	Series 3236-ES	6.50%	# I/F I/O	11/15/2036	851,054
4,081,685	Series 3292-SD	5.90%	# I/F I/O	03/15/2037	632,684
8,115,808	Series 3314-SH	6.20%	# I/F I/O	11/15/2036	1,080,275
1,793,068	Series 3317-DS	14.49%	# I/F	05/15/2037	2,270,862
7,417,760	Series 3330-KS	6.35%	# I/F I/O	06/15/2037	1,158,729
3,259,943	Series 3339-AI	6.35%	# I/F I/O	07/15/2037	474,765
10,262,081	Series 3339-TI	5.94%	# I/F I/O	07/15/2037	1,485,293
7,430,331	Series 3374-SD	6.25%	# I/F I/O	10/15/2037	1,010,930
5,784,302	Series 3382-SU	6.10%	# I/F I/O	11/15/2037	778,197
5,078,759	Series 3423-GS	5.45%	# I/F I/O	03/15/2038	595,489
5,920,175	Series 3508-PS	6.45%	# I/F I/O	02/15/2039	861,701

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	March 31, 2013	9

Schedule of Investments  DoubleLine Opportunistic Credit Fund  (Contd.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
5,430,870	Series 3725-CS	5.80%	# I/F I/O	05/15/2040	681,863
12,432,455	Series 3728-SV	4.25%	# I/F I/O	09/15/2040	1,424,549
9,210,269	Series 3815-ST	5.65%	# I/F I/O	02/15/2041	1,132,886
1,174,966	Series 3905-SC	21.73%	# I/F	08/15/2041	2,086,882
6,679,339	Series 3924-SJ	5.80%	# I/F I/O	09/15/2041	1,011,008
6,668,681	Series 3997-LZ	3.50%		02/15/2042	7,081,716
7,309,475	Series 3998-AZ	4.00%		02/15/2042	7,976,241
4,193,976	Series 4011-S	7.17%	# I/F	03/15/2042	4,224,655
7,212,822	Series 4057-ZA	4.00%		06/15/2042	8,165,264
6,161,879	Series 4084-TZ	4.00%		07/15/2042	6,809,181

	Federal National Mortgage Association,
4,555,879	Series 2005-104-SI	6.50%	# I/F I/O	12/25/2033	434,738
1,648,369	Series 2005-72-WS	6.55%	# I/F I/O	08/25/2035	197,201
7,638,364	Series 2006-117-SQ	6.35%	# I/F I/O	12/25/2036	1,146,231
4,512,981	Series 2006-119-HS	6.45%	# I/F I/O	12/25/2036	696,210
8,147,342	Series 2007-20-S	6.54%	# I/F I/O	03/25/2037	1,401,064
4,419,408	Series 2007-21-SD	6.28%	# I/F I/O	03/25/2037	711,302
3,618,446	Series 2007-30-IE	6.54%	# I/F I/O	04/25/2037	698,053
8,712,453	Series 2007-40-SA	5.90%	# I/F I/O	05/25/2037	1,175,465
3,907,802	Series 2007-48-SE	5.90%	# I/F I/O	05/25/2037	579,853
5,639,161	Series 2007-64-LI	6.36%	# I/F I/O	07/25/2037	820,469
4,938,130	Series 2007-68-SA	6.45%	# I/F I/O	07/25/2037	743,999
3,903,414	Series 2008-5-GS	6.05%	# I/F I/O	02/25/2038	650,627
8,334,282	Series 2008-68-SB	5.90%	# I/F I/O	08/25/2038	1,006,131
5,421,907	Series 2009-111-SE	6.05%	# I/F I/O	01/25/2040	553,236
3,948,418	Series 2009-12-CI	6.40%	# I/F I/O	03/25/2036	652,610
8,936,537	Series 2009-26-SM	6.15%	# I/F I/O	08/25/2038	1,008,719
4,792,261	Series 2009-47-SA	5.90%	# I/F I/O	07/25/2039	505,620
3,990,625	Series 2009-48-WS	5.75%	# I/F I/O	07/25/2039	397,063
2,362,959	Series 2009-67-SA	4.95%	# I/F I/O	07/25/2037	258,746
6,503,393	Series 2009-87-SA	5.80%	# I/F I/O	11/25/2049	1,101,050
8,457,511	Series 2009-91-SD	5.95%	# I/F I/O	11/25/2039	1,178,810
1,348,668	Series 2010-109-BS	52.76%	# I/F	10/25/2040	2,420,106
3,321,933	Series 2010-115-SD	6.40%	# I/F I/O	11/25/2039	431,746
6,871,165	Series 2010-11-SC	4.60%	# I/F I/O	02/25/2040	674,956
8,016,825	Series 2010-15-SL	4.75%	# I/F I/O	03/25/2040	762,742
6,377,550	Series 2010-19-AI	5.00%	I/O	08/25/2037	169,650
3,837,109	Series 2010-19-SA	5.20%	# I/F I/O	03/25/2050	389,617
6,397,772	Series 2010-31-SB	4.80%	# I/F I/O	04/25/2040	741,874
9,172,464	Series 2010-39-SL	5.47%	# I/F I/O	05/25/2040	1,193,480
8,307,891	Series 2010-40-EI	4.50%	I/O	05/25/2024	498,022
6,532,731	Series 2010-8-US	4.60%	# I/F I/O	02/25/2040	685,608
6,739,795	Series 2010-9-GS	4.55%	# I/F I/O	02/25/2040	667,026
6,349,220	Series 2011-111-CZ	4.00%		11/25/2041	6,854,494
11,416,397	Series 2011-114-S	5.80%	# I/F I/O	09/25/2039	1,422,929
4,367,198	Series 2011-146-US	6.71%	# I/F	01/25/2042	4,323,189
157,371	Series 2011-40-SA	9.49%	# I/F	09/25/2040	164,785
2,815,756	Series 2011-55-BZ	3.50%		06/25/2041	2,933,851
5,592,815	Series 2011-58-SA	6.35%	# I/F I/O	07/25/2041	1,268,262

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
11,968,257	Series 2011-5-PS	6.20%	# I/F I/O	11/25/2040	1,351,604
7,309,475	Series 2012-15-PZ	4.00%		03/25/2042	8,351,400
1,400,061	Series 2012-16-BS	41.96%	# I/F	03/25/2042	1,766,483
4,176,843	Series 2012-22-AZ	4.00%		03/25/2042	4,747,546
8,719,264	Series 2012-29-SG	5.80%	# I/F I/O	04/25/2042	1,250,289
521,277	Series 2012-50-ST	6.71%	# I/F	05/25/2042	524,240
2,477,844	Series 2012-55-SC	6.64%	# I/F	05/25/2042	2,501,734
2,533,705	Series 2012-82-SC	7.17%	# I/F	08/25/2042	2,449,505
9,014,119	Series 2013-17-MS	5.16%	# I/F	03/25/2043	8,665,496
4,170,455	Series 2013-18-BS	5.15%	# I/F	03/25/2043	4,081,149
2,500,920	Series 374-19	6.50%	I/O	09/01/2036	400,011

	Government National Mortgage Association,
4,574,010	Series 2009-104-SD	6.15%	# I/F I/O	11/16/2039	683,609
3,792,352	Series 2010-98-IA	5.95%	I/O	03/20/2039	316,717
12,553,676	Series 2011-56-BS	5.90%	# I/F I/O	11/16/2036	1,175,387
14,909,219	Series 2011-56-KS	5.90%	# I/F I/O	08/16/2036	1,377,643
5,286,491	Series 2011-69-SB	5.15%	# I/F I/O	05/20/2041	706,526
8,624,412	Series 2011-71-SG	5.20%	# I/F I/O	05/20/2041	1,094,994
9,685,513	Series 2011-72-AS	5.18%	# I/F I/O	05/20/2041	1,414,198
11,433,337	Series 2011-89-SA	5.25%	# I/F I/O	06/20/2041	1,602,795
4,482,504	Series 2012-34-LI	6.00%	# I/F I/O	12/16/2039	744,344

	Total US Government / Agency Mortgage Backed Obligations (Cost $142,673,204)				140,377,618

SHORT TERM INVESTMENTS 4.4%
16,102,986	Fidelity Institutional Government Portfolio	0.01%	♦		16,102,986

	Total Short Term Investments (Cost $16,102,986)				16,102,986

	Total Investments 100.3% (Cost $344,806,010)				363,865,512
	Liabilities in Excess of Other Assets (0.3)%				(1,116,757)

	NET ASSETS 100.0%				$362,748,755

PORTFOLIO HOLDINGS as % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	54.1%
US Government / Agency Mortgage Backed Obligations	38.7%
Short Term Investments	4.4%
Collateralized Loan Obligations	1.7%
Non-Agency Commercial Mortgage Backed Obligations	1.4%
Other Assets and Liabilities	(0.3)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $39,750,119 or 11.0% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

♦	Seven-day yield as of March 31, 2013

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2013.

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements

Statement of Assets and Liabilities	(Unaudited) March 31, 2013

ASSETS
Investments in Securities, at Value*	$347,762,526
Short-term Securities*	16,102,986
Interest and Dividends Receivable	2,198,321
Prepaid Expenses and Other Assets	9,839
Total Assets	366,073,672

LIABILITIES
Payable for Investments Purchased	2,844,873
Investment Advisory Fees Payable	308,456
Administration, Fund Accounting and Custodian Fees Payable	95,655
Accrued Expenses	74,876
Transfer Agent Expenses Payable	1,057
Total Liabilities	3,324,917
Net Assets	$362,748,755

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$147
Additional Paid-in Capital	351,057,247
Undistributed (Accumulated) Net Investment Income	(2,004,048)
Accumulated Net Realized Gain (Loss) on Investments	(5,364,093)
Net Unrealized Appreciation (Depreciation) on Investment Securities	19,059,502
Net Assets	$362,748,755

*Identified Cost:
Investments in Securities	$328,703,024
Short-term Securities	16,102,986

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,733,238
Net Asset Value per Share	$24.62

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	March 31, 2013	11

Statement of Operations	(Unaudited) For the Six Months Ended March 31, 2013

INVESTMENT INCOME
Income:
Interest	$17,072,522
Total Investment Income	17,072,522
Expenses:
Investment Advisory Fees	1,818,578
Administration, Fund Accounting and Custodian Fees	294,402
Professional Fees	146,749
Trustees’ Fees and Expenses	57,781
Registration Fees	12,655
Insurance Expenses	9,184
Shareholder Reporting Expenses	3,705
Transfer Agent Expenses	1,744
Miscellaneous Expenses	462
Total Expenses	2,345,260

Net Investment Income	14,727,262

UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Change in Unrealized Appreciation (Depreciation) of Investments in Securities	3,355,573
Net Unrealized Gain (Loss) on Investments	3,355,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,082,835

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements

Statement of Changes in Net Assets

	For the Six Months Ended March 31, 2013 (Unaudited)	Period Ended September 30, 2012[1]

OPERATIONS
Net Investment Income	$14,727,262	$16,923,063
Net Change in Unrealized Appreciation (Depreciation) of Investments	3,355,573	15,703,929
Net Increase in Net Assets Resulting from Operations	18,082,835	32,626,992

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(21,820,671)	(17,197,795)

Total Distributions to Shareholders	(21,820,671)	(17,197,795)

NET SHARE TRANSACTIONS
Increase in Net Assets Resulting from Net Share Transactions	382,242	350,675,152

Total Increase in Net Assets	$(3,355,594)	$366,104,349

NET ASSETS
Beginning of Period	$366,104,349	$—
End of Period	$362,748,755	$366,104,349

Undistributed (Accumulated) Net Investment Income (Loss)	$(2,004,048)	$5,089,361

[1]	The Fund commenced operations on January 27, 2012.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	March 31, 2013	13

Statement of Cash Flows	(Unaudited) For the Six Months Ended March 31, 2013

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,082,835
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long-term Securities	(33,923,576)
Proceeds from Disposition of Long-term Securities	28,160,144
Net (Purchases of) Proceeds from Disposition of Short-term Securities	5,257,249
Net Amortization (Accretion) of Premiums/Discounts	5,784,275
(Increase) Decrease in:
Receivable for Interest and Dividends	180,665
Prepaid Expenses and Other Liabilities	(4,050)
Increase (Decrease) in:
Payable for Investments Purchased	1,316,440
Payable to Advisor	8,192
Accrued Expenses and Other Liabilities	(68,172)
Net Change in Unrealized Depreciation (Appreciation) of Investments in Securities	(3,355,573)
Net Cash Provided By (Used In) Operating Activities	21,438,429

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(21,438,429)
Net Cash Provided By (Used In) Financing Activities	(21,438,429)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$382,242

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements

Financial Highlights

	For the Six Months Ended March 31, 2013 (Unaudited)	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period	$24.87	$23.83 [6]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	1.00	1.18
Net Gain (Loss) on Investments (Unrealized)	0.23	1.06
Total from Investment Operations	1.23	2.24

Less Distributions:
Distributions from Net Investment Income	(1.48)	(1.20)
Total Distributions	(1.48)	(1.20)
Net Asset Value, End of Period	$24.62	$24.87
Market Price, End of Period	$26.75	$27.07
Total Investment Return[4,5]	4.72%	13.43%

Supplemental Data:
Net Assets, End of Period (000’s)	$362,749	$366,104
Ratios to Average Net Assets:
Expenses[2]	1.29%	1.30%
Net Investment Income[2]	8.10%	7.13%
Portfolio Turnover Rate[5]	9.45%	10.79%

[1]	The Fund commenced operations on January 27, 2012.
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	March 31, 2013	15

Notes to Financial Statements

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard input”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2013, the Fund did not hold securities fair valued by the Valuation Committee.

16	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 20131:

Valuation Inputs
Investments in Securities
Level 1
Money Market Funds	$16,102,986
Total Level 1	16,102,986
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	171,095,536
US Government / Agency Mortgage Backed Obligations	140,377,618
Collateralized Loan Obligations	6,077,677
Non-Agency Commercial Mortgage Backed Obligations	4,988,990
Total Level 2	322,539,821
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	25,222,705
Total Level 3	25,222,705
Total	$363,865,512

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2012	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 3/31/2013
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$—	$—	$—	$—	$—	$—	$25,222,705	$—	$25,222,705

Total	$—	$—	$—	$—	$—	$—	$25,222,705	$—	$25,222,705

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable inputs for Level 3 instruments as of March 31, 2013, are as follows:

	Fair Value as of 3/31/2013*	Valuation Techniques	Unobservable Input	Input Values
Non-Agency Residential Collateralized Mortgage Obligations	$25,222,705	Market Comparables, Discounted Cash Flow	Market Quotes	$52.21 - $85.82

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities

Semi-Annual Report	March 31, 2013	17

Notes to Financial Statements  (Cont.)

purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 4,650 shares of the Fund.

4.  Purchases and Sales of Securities

For the six months ended March 31, 2013, purchases and sales of investments, excluding short-term securities, were $33,923,576 and $32,172,181, respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

	Six Months Ended March 31, 2013	Period Ended September 30, 2012
Distributions Paid From:
Ordinary Income	$21,820,671	$17,197,795
Total Distributions Paid	$21,820,671	$17,197,295

The cost basis of investments for federal income tax purposes as of March 31, 2013 was as follows:

Tax Cost of Investments	$344,806,010
Gross Tax Unrealized Appreciation	28,311,015
Gross Tax Unrealized Depreciation	(9,251,513)
Net Tax Unrealized Appreciation	$19,059,502

18	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2013

As of September 30, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation	$15,703,929
Undistributed Ordinary Income	5,089,361
Total Distributable Earnings	5,089,361
Other Accumulated Losses	(5,364,093)
Total Accumulated Earnings	$15,429,197

As of September 30, 2012, the following capital loss carryforward was available for the Fund:

Capital Loss Carryforward	Expires
$5,364,093	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2012, the Fund deferred, on a tax basis, no post-October losses.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses. For the period ended September 30, 2012, the following table shows the reclassifications made to the Fund:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$5,364,093	$(5,364,093)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Shares	Amount
Reinvested Dividends	15,074	$382,242

	15,074	$382,242
Beginning Shares	14,718,164
Ending Shares	14,733,238

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser received, as a group, fees and expenses of $57,781 from the Fund during the six months ended March 31, 2013. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Semi-Annual Report	March 31, 2013	19

Notes to Financial Statements  (Cont.)

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

9.  Recently Issued Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

10.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

20	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was as follows:

Dividends Received Deduction	0.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2013	21

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 28, 2013 for shareholders of record as of the close of business on January 28, 2013 to re-elect Joseph J. Ciprari, a Class I trustee nominee, for the Fund. The nominee was elected with 13,213,714 affirmative votes and 175,441 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B. Woolson and Ronald R. Redell.

22	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

Semi-Annual Report	March 31, 2013	23

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

24	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Opportunistic Credit Fund

By (Signature and Title)* /s/ Ronald Redell
Ronald R. Redell, President and Chief Executive Officer

Date June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ronald Redell
Ronald R. Redell, President and Chief Executive Officer

Date June 7, 2013

By (Signature and Title)* /s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date June 7, 2013

* Print the name and title of each signing officer under his or her signature.